UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): January 6, 2014

Corinthian Colleges, Inc.

(Exact name of registrant as specified in its charter)

Delaware	0-25283	33-0717312
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

6 Hutton Centre Drive, Suite 400, Santa
Ana, California	92707
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (714) 427-3000

Not Applicable
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01 Regulation FD Disclosure.

As previously reported, in April 2012, Corinthian Colleges, Inc. (the “Company,” “Corinthian,” “we,” “us” or other similar terms) was served with a Civil Investigative Demand (“CID”) from the U.S. Consumer Financial Protection Bureau (the “CFPB”). The CID, which was subsequently withdrawn by the CFPB and replaced with a substantially similar CID, contains extensive interrogatories and document production demands with the stated purpose to “determine whether a for-profit post-secondary company, student loan origination and servicing providers, or other unnamed persons have engaged or are engaging in unlawful acts or practices relating to the advertising, marketing, or origination of private student loans.”.  Although the Company objected to both CIDs by filing a petition with the CFPB, the Company has voluntarily provided documents and other information to the CFPB and has cooperated with the CFPB in its investigation.

In December 2013, the Company received a letter from the CFPB notifying the Company that, in accordance with the CFPB’s discretionary Notice and Opportunity to Respond and Advise (“NORA”) process, the CFPB’s Office of Enforcement is considering recommending that the CFPB take legal action against the Company (the “NORA Letter”).  The NORA Letter states that the staff of the CFPB’s Office of Enforcement (the “Staff”) expects to allege that the Company violated the Consumer Financial Protection Act of 2010, 12 U.S.C. §5536.  The NORA Letter also states that if such action is brought the CFPB may seek injunctive and monetary relief against the Company.  The NORA Letter confirms that the Company has the opportunity to make a NORA submission, which is a written statement setting forth any reasons of law or policy why the Company believes the CFPB should not take legal action against it.

The Company understands that a NORA notice from the Staff is intended to ensure that potential subjects of enforcement actions have the opportunity to present their positions to the CFPB before an enforcement action is recommended or commenced.  The Company intends to make a NORA submission to the CFPB, and continues to believe that its acts and practices relating to student loans — financing that is essential to preserving our students’ access to post-secondary education — are lawful.

The Company cannot provide any assurance that the CFPB will not ultimately take legal action against it or that the outcome of any such action, if brought, will not have a material adverse effect on the Company’s financial condition and results of operations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CORINTHIAN COLLEGES, INC.

January 6, 2014	/s/ Stan A. Mortensen
Stan A. Mortensen
Executive Vice President and
General Counsel